UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2008

PANOLAM INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-78569	52-2064043
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Progress Drive, Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (203) 925-1556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 25, 2008, Panolam Industries International, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2008, which had been earlier reported on its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2008, and also announcing that the Company will host a conference call to discuss its third quarter results on Wednesday, December 3, 2008.  A copy of the press release is attached hereto as exhibit 99.1 and is incorporated by reference herein.

The information furnished under this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated November 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANOLAM INDUSTRIES INTERNATIONAL, INC.

	By:	/s/ Vincent S. Miceli
Vincent S. Miceli
Vice President and Chief Financial Officer

Date: December 1, 2008